Exhibit 10.1
FORM OF ASSIGNMENT AGREEMENT

WHEREAS, Caesars Entertainment, Inc. (f/k/a Eldorado Resorts, Inc. (the “Company”)) and [________] (“Employee”) are parties to that certain Executive Employment Agreement dated as of [________], (as amended from time to time, the “Employment Agreement”);
WHEREAS, effective as of January 1, 2021, the Company centralized its payroll operations by transferring such operations to its subsidiary, Caesars Entertainment Services (“CES”), with CES becoming the new employer of record for impacted employees; and
WHEREAS, in connection with the foregoing, the parties to this Assignment Agreement (this “Assignment”) wish to reflect (i) the assignment of the Employment Agreement to CES, and (ii) the transfer of Employee’s employment thereunder to CES.
NOW, THEREFORE, the parties to this Assignment hereby agree that (i) the Employment Agreement has been assigned to CES, and (ii) the Employee’s employment thereunder has been transferred to CES.

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Caesars Entertainment, Inc.
Date:

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Caesars Entertainment Services
Date:

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Date:

02012.00000